Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Interest Income
Loans held for sale	$470	$393	$341	$406	$332
Loans held in portfolio	2,544	2,421	2,226	2,111	2,067
Available-for-sale securities	224	157	163	180	265
Trading securities	79	66	40	21	24
Other interest and dividend income	43	29	41	34	33
Total interest income	3,360	3,066	2,811	2,752	2,721
Interest Expense
Deposits	696	604	539	458	443
Borrowings	774	612	532	500	546
Total interest expense	1,470	1,216	1,071	958	989
Net interest income	1,890	1,850	1,740	1,794	1,732
Provision for loan and lease losses	16	37	56	60	56
Net interest income after provision for loan and lease losses	1,874	1,813	1,684	1,734	1,676
Noninterest Income
Home loan mortgage banking income, net	776	352	504	-	531
Depositor and other retail banking fees	490	515	514	507	463
Securities fees and commissions	110	110	104	105	107
Insurance income	46	47	61	57	61
Portfolio loan related income	85	101	109	103	87
Trading securities income (expense)	(89)	26	51	5	8
Gain (loss) from other available-for-sale securities	(122)	(23)	11	41	21
Loss on extinguishment of borrowings	-	-	(147)	(1)	(89)
Other income	112	89	57	77	48
Total noninterest income	1,408	1,217	1,264	894	1,237
Noninterest Expense
Compensation and benefits	876	839	841	849	899
Occupancy and equipment	402	462	404	393	400
Telecommunications and outsourced information services	104	115	118	123	123
Depositor and other retail banking losses	55	61	54	40	40
Advertising and promotion	55	57	76	84	58
Professional fees	34	54	34	32	39
Other expense	313	350	342	327	321
Total noninterest expense	1,839	1,938	1,869	1,848	1,880
Income from continuing operations before income taxes	1,443	1,092	1,079	780	1,033
Income taxes	541	424	405	291	385
Income from continuing operations, net of taxes	902	668	674	489	648
Discontinued Operations
Loss from discontinued operations before income taxes	-	-	-	-	(32)
Gain on disposition of discontinued operations	-	-	-	-	676
Income taxes	-	-	-	-	245
Income from discontinued operations, net of taxes	-	-	-	-	399
Net Income	$902	$668	$674	$489	$1,047

Basic Earnings Per Common Share:
Income from continuing operations	$1.04	$0.77	$0.78	$0.57	$0.75
Income from discontinued operations, net	-	-	-	-	0.46
Net income	1.04	0.77	0.78	0.57	1.21

Diluted Earnings Per Common Share:
Income from continuing operations	$1.01	$0.76	$0.76	$0.55	$0.73
Income from discontinued operations, net	-	-	-	-	0.45
Net income	1.01	0.76	0.76	0.55	1.18

Dividends declared per common share	0.46	0.45	0.44	0.43	0.42
Basic weighted average number of common shares outstanding (in thousands)	864,933	863,055	862,004	860,496	863,299
Diluted weighted average number of common shares outstanding (in thousands)	888,789	883,991	882,323	883,414	886,467

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Assets
Cash and cash equivalents	$4,811	$4,455	$4,689	$5,133	$6,045
Federal funds sold and securities purchased under agreements to resell	1,152	82	30	70	1,783
Trading securities	6,066	5,588	3,113	1,336	968
Available-for-sale securities, total amortized cost of $20,569, $19,047, $16,312, $19,392 and $22,843:
Mortgage-backed securities	15,947	14,923	10,168	10,042	10,766
Investment securities	4,756	4,296	6,319	9,337	12,565
Loans held for sale	41,197	42,743	29,184	27,795	34,207
Loans held in portfolio	214,114	207,071	206,158	194,543	186,380
Allowance for loan and lease losses	(1,280)	(1,301)	(1,322)	(1,293)	(1,260)
Total loans held in portfolio, net of allowance for loan and lease losses	212,834	205,770	204,836	193,250	185,120
Investment in Federal Home Loan Banks	3,973	4,059	3,883	3,965	3,916
Mortgage servicing rights	6,802	5,906	6,112	7,501	5,239
Goodwill	6,196	6,196	6,196	6,196	6,196
Other assets	15,962	13,900	14,298	13,919	13,963
Total assets	$319,696	$307,918	$288,828	$278,544	$280,768
Liabilities
Deposits:
Noninterest-bearing deposits	$34,941	$32,780	$32,250	$33,343	$35,714
Interest-bearing deposits	148,690	140,878	136,445	129,123	125,267
Total deposits	183,631	173,658	168,695	162,466	160,981
Federal funds purchased and commercial paper	2,053	4,045	7,025	2,293	4,501
Securities sold under agreements to repurchase	16,716	15,944	15,611	15,764	18,306
Advances from Federal Home Loan Banks	66,730	70,074	59,758	61,379	58,494
Other borrowings	21,938	18,498	12,747	12,113	13,692
Other liabilities	6,861	4,473	4,172	4,160	4,411
Total liabilities	297,929	286,692	268,008	258,175	260,385
Stockholders' equity	21,767	21,226	20,820	20,369	20,383
Total liabilities and stockholders' equity	$319,696	$307,918	$288,828	$278,544	$280,768
Common shares outstanding at end of period (in thousands)(1)	877,287	874,262	873,085	872,246	868,953

Book value per common share(2)	$24.98	$24.45	$24.01	$23.51	$23.62

Tangible book value per common share(2)	18.01	17.45	16.99	16.47	16.53

Employees at end of period	52,488	52,579	55,488	57,274	59,173

(1)     Includes 6,000,000 shares held in escrow in all periods reported.

(2)     Excludes 6,000,000 shares held in escrow in all periods reported.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Stockholders' Equity Rollforward
Balance, beginning of period	$21,226	$20,820	$20,369	$20,383	$19,742
Net income	902	668	674	489	1,047
Other comprehensive income (loss), net of tax	(8)	49	98	(210)	512
Cash dividends declared on common stock	(402)	(390)	(381)	(372)	(367)
Common stock repurchased and retired	(100)	-	-	-	(712)
Common stock issued	149	79	60	79	161
Balance, end of period	$21,767	$21,226	$20,820	$20,369	$20,383

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
RETAIL BANKING AND FINANCIAL SERVICES GROUP
Condensed income statement:
Net interest income	$1,343	$1,323	$1,255	$1,224	$1,187
Provision for loan and lease losses	37	34	42	43	58
Noninterest income	695	717	715	703	623
Inter-segment revenue	12	8	3	7	6
Noninterest expense	1,148	1,132	1,116	1,115	1,071
Income before income taxes	865	882	815	776	687
Income taxes	327	317	309	294	260
Net income	$538	$565	$506	$482	$427
Performance and other data:
Efficiency ratio(1)	49.78%	48.95%	49.97%	50.97%	51.86%
Average loans	$177,635	$177,204	$167,569	$158,966	$149,377
Average assets	190,479	189,872	180,003	171,343	161,359
Average deposits	132,982	132,771	131,850	128,680	128,000
Loan volume	12,493	13,337	14,178	14,988	12,778
Employees at end of period	31,152	30,107	30,069	29,640	29,077

MORTGAGE BANKING GROUP
Condensed income statement:
Net interest income	$286	$293	$287	$369	$288
Noninterest income	682	566	769	208	761
Inter-segment expense	12	8	3	7	6
Noninterest expense	566	629	615	666	677
Income (loss) before income taxes	390	222	438	(96)	366
Income taxes (benefit)	147	80	165	(37)	138
Net income (loss)	$243	$142	$273	$(59)	$228
Performance and other data:
Efficiency ratio(1)	53.83%	67.78%	53.40%	107.91%	59.98%
Average loans	$27,765	$24,880	$22,611	$26,999	$19,871
Average assets	49,019	44,195	40,037	44,568	38,914
Average deposits	13,107	15,121	15,385	19,837	14,877
Loan volume	38,498	41,782	40,491	56,219	43,720
Employees at end of period	12,626	14,197	16,826	18,916	21,203

COMMERCIAL GROUP
Condensed income statement:
Net interest income	$323	$322	$325	$342	$343
Provision for loan and lease losses	2	11	8	10	16
Noninterest income	158	61	65	102	86
Noninterest expense	175	192	164	149	156
Income before income taxes	304	180	218	285	257
Income taxes	104	56	75	101	90
Net income	$200	$124	$143	$184	$167
Performance and other data:
Efficiency ratio(1)	30.36%	42.23%	34.52%	26.89%	29.57%
Average loans	$41,783	$40,917	$38,799	$38,496	$36,984
Average assets	46,647	45,678	43,730	43,749	42,805
Average deposits	7,308	7,791	7,811	6,898	6,049
Loan volume	8,524	8,102	7,156	8,314	5,667
Employees at end of period	3,530	3,100	3,248	3,207	3,130

(This table is continued on "WM-5".)

(1)     The efficiency ratio is defined as noninterest expense, excluding a cost of capital charge on goodwill, divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
(This table is continued from "WM-4".)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(175)	$(201)	$(237)	$(247)	$(189)
Noninterest income (expense)	(65)	12	(123)	24	(69)
Noninterest expense	158	197	186	128	186
Income (loss) from continuing operations	(398)	(386)	(546)	(351)	(444)
Income taxes (benefit)	(149)	(150)	(205)	(131)	(165)
Income (loss) from continuing operations	(249)	(236)	(341)	(220)	(279)
Income from discontinued operations, net of taxes	-	-	-	-	399
Net income (loss)	$(249)	$(236)	$(341)	$(220)	$120
Performance and other data:
Average assets	$23,809	$19,279	$21,721	$26,025	$29,996
Average deposits	21,788	18,190	13,820	9,391	5,028
Employees at end of period	5,180	5,175	5,345	5,511	5,763

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(2)	$113	$113	$110	$106	$103
Provision (reversal of reserve) for loan and lease losses(3)	(23)	(8)	6	7	(18)
Noninterest income (expense)(4)	(62)	(139)	(162)	(143)	(164)
Noninterest (income) expense(5)	(208)	(212)	(212)	(210)	(210)
Income before income taxes	282	194	154	166	167
Income taxes(6)	112	121	61	64	62
Net income	$170	$73	$93	$102	$105
Performance and other data:
Average loans(7)	$(1,556)	$(1,622)	$(1,600)	$(1,553)	$(1,505)
Average assets(7)(8)	(1,782)	(1,866)	(1,822)	(1,745)	(1,668)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,890	$1,850	$1,740	$1,794	$1,732
Provision for loan and lease losses	16	37	56	60	56
Noninterest income	1,408	1,217	1,264	894	1,237
Noninterest expense	1,839	1,938	1,869	1,848	1,880
Income from continuing operations before income taxes	1,443	1,092	1,079	780	1,033
Income taxes	541	424	405	291	385
Income from continuing operations	902	668	674	489	648
Income from discontinued operations, net of taxes	-	-	-	-	399
Net income	$902	$668	$674	$489	$1,047
Performance and other data:
Efficiency ratio(9)	55.77%	63.18%	62.19%	68.77%	63.34%
Average loans	$245,627	$241,379	$227,379	$222,908	$204,727
Average assets	308,172	297,158	283,669	283,940	271,406
Average deposits	175,185	173,873	168,866	164,806	153,954
Loan volume	59,515	63,221	61,825	79,521	62,165
Employees at end of period	52,488	52,579	55,488	57,274	59,173

(2)     Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services segment and the amount recognized in the Company's Consolidated Statements of Income.  For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services segment are treated as if they are purchased from the Mortgage Banking segment.  Since the cost basis of these loans includes an assumed profit factor paid to the Mortgage Banking segment, the amortization of loan premiums recorded by the Retail Banking and Financial Services segment includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(3)     Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology used by the Company.

(4)     Represents the difference between gain from mortgage loans recorded by the Mortgage Banking segment and the gain from mortgage loans recognized in the Company's Consolidated  Statements of Income.  As the Mortgage Banking segment holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(5)     Represents the corporate offset for the cost of capital related to goodwill that has been allocated to the segments.

(6)     Represents the tax effect of reconciling adjustments.

(7)     Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking and Financial Services segment recognized from the transfer of portfolio loans from the Mortgage Banking segment.

(8)     Includes the impact to the allowance for the loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology used by the Company.

Quarter Ended
Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
2005	2004	2004	2004	2004
$(226)	$(244)	$(222)	$(192)	$(163)

(9)     The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
PROFITABILITY
Net interest income	$1,890	$1,850	$1,740	$1,794	$1,732
Net interest margin	2.73%	2.79%	2.77%	2.86%	2.89%
Noninterest income	$1,408	$1,217	$1,264	$894	$1,237
Noninterest expense	1,839	1,938	1,869	1,848	1,880
Basic earnings per common share:
Income from continuing operations	$1.04	$0.77	$0.78	$0.57	$0.75
Income from discontinued operations, net	-	-	-	-	0.46
Net income	1.04	0.77	0.78	0.57	1.21
Diluted earnings per common share:
Income from continuing operations	$1.01	$0.76	$0.76	$0.55	$0.73
Income from discontinued operations, net	-	-	-	-	0.45
Net income	1.01	0.76	0.76	0.55	1.18
Dividends declared per common share	$0.46	$0.45	$0.44	$0.43	$0.42
Return on average assets(1)	1.17%	0.90%	0.95%	0.69%	1.54%
Return on average common equity(1)	16.63	12.71	13.03	9.63	20.85
Efficiency ratio(2)	55.77	63.18	62.19	68.77	63.34

ASSET QUALITY
Nonaccrual loans(3)(4)	$1,569	$1,534	$1,471	$1,396	$1,542
Foreclosed assets(4)	264	261	281	286	307
Total nonperforming assets(3)(4)	1,833	1,795	1,752	1,682	1,849
Nonperforming assets/total assets(3)(4)	0.57%	0.58%	0.61%	0.60%	0.66%
Restructured loans(4)	$27	$34	$38	$79	$107
Total nonperforming assets and restructured loans(3)(4)	1,860	1,829	1,790	1,761	1,956
Allowance for loan and lease losses(4)	1,280	1,301	1,322	1,293	1,260
Allowance as a percentage of total loans held in portfolio(4)	0.60%	0.63%	0.64%	0.66%	0.68%
Provision for loan and lease losses	$16	$37	$56	$60	$56
Net charge-offs	37	38	27	24	46

CAPITAL ADEQUACY(4)
Stockholders' equity/total assets	6.81%	6.89%	7.21%	7.31%	7.26%
Tangible common equity(5)/total tangible assets(5)	5.03	5.05	5.26	5.32	5.21
Estimated total risk-based capital/risk-weighted assets(6)	11.18	11.34	10.64	10.39	10.53

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$38,307	$33,083	$28,220	$33,096	$24,464
Total loans held in portfolio	207,320	208,296	199,159	189,812	180,263
Total interest-earning assets	277,080	266,375	252,235	251,264	239,979
Total assets	308,172	297,158	283,669	283,940	271,406
Total interest-bearing deposits	142,639	139,938	135,600	127,670	123,336
Total noninterest-bearing deposits	32,546	33,935	33,266	37,136	30,618
Total stockholders' equity	21,680	21,025	20,703	20,288	20,088
Period-end balance sheet:
Loans held for sale	41,197	42,743	29,184	27,795	34,207
Loans held in portfolio, net of allowance for loan
and lease losses	212,834	205,770	204,836	193,250	185,120
Interest-earning assets	287,205	278,762	258,855	247,088	250,585
Total assets	319,696	307,918	288,828	278,544	280,768
Interest-bearing deposits	148,690	140,878	136,445	129,123	125,267
Noninterest-bearing deposits	34,941	32,780	32,250	33,343	35,714
Total stockholders' equity	21,767	21,226	20,820	20,369	20,383

(1)     Includes income from continuing and discontinued operations for the period ending March 31, 2004.

(2)     The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(3)     Excludes nonaccrual loans held for sale.

(4)     As of quarter end.

(5)     Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.

(6)     Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31, 2005			Dec. 31, 2004			Mar. 31, 2004
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$1,354	2.55%	$9	$560	1.92%	$3	$1,026	1.34%	$3
Trading securities	5,713	5.55	79	4,540	5.80	66	1,228	7.91	24
Available-for-sale securities(1):
Mortgage-backed securities	15,487	4.45	173	11,398	3.85	110	9,999	4.35	109
Investment securities	4,627	4.44	51	4,387	4.27	47	19,073	3.29	156
Loans held for sale(2)	38,307	4.91	470	33,083	4.74	393	24,464	5.43	332
Loans held in portfolio(2):
Loans secured by real estate:
Home	110,131	4.59	1,263	113,352	4.30	1,218	102,691	4.24	1,089
Specialty mortgage finance(3)	18,554	5.05	234	17,389	4.87	212	14,016	5.21	182
Total home loans	128,685	4.65	1,497	130,741	4.37	1,430	116,707	4.36	1,271
Home equity loans and lines of credit	44,679	5.37	593	42,034	4.93	520	29,262	4.72	344
Home construction(4)	2,242	5.77	32	2,434	5.87	36	2,317	5.33	31
Multi-family	22,667	5.00	283	21,922	4.92	270	20,376	5.06	258
Other real estate	5,425	6.02	82	6,133	6.03	93	6,589	5.77	95
Total loans secured by real estate	203,698	4.90	2,487	203,264	4.62	2,349	175,251	4.57	1,999
Consumer	770	10.50	20	813	10.20	21	997	10.15	25
Commercial business	2,852	5.19	37	4,219	4.78	51	4,015	4.19	43
Total loans held in portfolio	207,320	4.92	2,544	208,296	4.64	2,421	180,263	4.59	2,067
Other	4,272	3.21	34	4,111	2.60	26	3,926	3.00	30
Total interest-earning assets	277,080	4.86	3,360	266,375	4.59	3,066	239,979	4.54	2,721
Noninterest-earning assets:
Mortgage servicing rights	6,090			5,928			5,872
Goodwill	6,196			6,196			6,196
Other assets	18,806			18,659			19,359
Total assets	$308,172			$297,158			$271,406
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$49,917	1.63	201	$52,171	1.32	173	$67,431	1.28	214
Savings and money market deposits	41,997	1.42	147	44,017	1.36	151	26,915	0.75	50
Time deposits	50,725	2.77	348	43,750	2.53	280	28,990	2.48	179
Total interest-bearing deposits	142,639	1.97	696	139,938	1.71	604	123,336	1.45	443
Federal funds purchased and commercial paper	3,486	2.49	22	4,828	1.98	24	3,493	1.08	10
Securities sold under agreements to repurchase	16,621	2.65	110	13,528	2.09	72	21,954	1.93	107
Advances from Federal Home Loan Banks	66,591	2.82	469	63,053	2.34	376	52,921	2.28	305
Other	18,400	3.78	173	15,164	3.70	140	14,032	3.56	124
Total interest-bearing liabilities	247,737	2.39	1,470	236,511	2.03	1,216	215,736	1.83	989
Noninterest-bearing sources:
Noninterest-bearing deposits	32,546			33,935			30,618
Other liabilities	6,209			5,687			4,964
Stockholders’ equity	21,680			21,025			20,088
Total liabilities and stockholders’ equity	$308,172			$297,158			$271,406
Net interest spread and net interest income		2.47	$1,890		2.56	$1,850		2.71	$1,732
Impact of noninterest-bearing sources		0.26			0.23			0.18
Net interest margin		2.73			2.79			2.89

(1)     The average balance and yield are based on average amortized cost balances.

(2)     Nonaccrual loans are included in the average loan amounts outstanding.

(3)     Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.

(4)     Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$18,599	$17,463	$16,178	$15,666	$15,107
Interest bearing	48,988	51,099	52,378	59,395	66,618
Total checking deposits	67,587	68,562	68,556	75,061	81,725
Savings and money market deposits	35,184	36,836	38,620	30,413	22,452
Time deposits(1)	31,819	27,268	24,825	23,990	24,128
Total retail deposits	134,590	132,666	132,001	129,464	128,305
Commercial business deposits	8,447	7,611	7,369	7,176	6,426
Wholesale deposits	24,969	18,448	14,052	8,874	6,219
Custodial and escrow deposits(2)	15,625	14,933	15,273	16,952	20,031
Total deposits	$183,631	$173,658	$168,695	$162,466	$160,981

(1)	Weighted average remaining maturity of time deposits was 14 months at March 31, 2005 and 16 months at December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Retail Deposit Accounts(1)
Transaction accounts(2)	14,434,101	14,091,734	13,905,707	13,579,961	13,193,298
Time deposits	1,300,580	1,208,870	1,171,127	1,165,002	1,185,728
Total accounts, end of period	15,734,681	15,300,604	15,076,834	14,744,963	14,379,026
Net transaction account changes	342,367	186,027	325,746	386,663	398,396
Net total account changes	434,077	223,770	331,871	365,937	368,788

(1)	The information provided in this table represents the number of accounts.
(2)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Retail Banking Stores
Stores, beginning of period	1,939	1,872	1,816	1,755	1,776
Net stores opened during the quarter	29	67	56	61	(21	)(1)
Stores, end of period	1,968	1,939	1,872	1,816	1,755

(1)     The Company consolidated 79 grocery store locations into larger, existing, retail banking stores.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Assets Under Management	$22,454	$22,196	$20,617	$20,106	$19,438

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Loan Volume
Home loans:
Adjustable rate	$22,947	$26,141	$25,589	$29,753	$21,822
Fixed rate	17,147	15,448	14,635	26,076	21,564
Specialty mortgage finance(1)	7,656	9,362	7,536	7,323	7,113
Total home loan volume	47,750	50,951	47,760	63,152	50,499
Home equity loans and lines of credit	8,887	9,307	10,527	11,572	8,416
Home construction loans(2)	245	293	640	839	609
Multi-family	2,121	2,240	2,050	2,346	1,525
Other real estate	345	257	352	760	370
Total loans secured by real estate	59,348	63,048	61,329	78,669	61,419
Consumer	43	77	138	63	58
Commercial business	124	96	358	789	688
Total loan volume	$59,515	$63,221	$61,825	$79,521	$62,165
Loan Volume by Channel
Retail	$25,569	$28,766	$30,285	$37,720	$28,126
Wholesale	16,716	18,441	16,079	19,534	15,419
Purchased/correspondent	17,230	16,014	15,461	22,267	18,620
Total loan volume by channel	$59,515	$63,221	$61,825	$79,521	$62,165
Refinancing Activity(3)
Home loan refinancing	$28,641	$30,752	$23,834	$40,201	$33,233
Home equity loans and lines of credit and consumer	392	336	360	1,147	1,107
Home construction loans	10	13	9	13	12
Multi-family and other real estate	660	565	621	883	575
Total refinancing	$29,703	$31,666	$24,824	$42,244	$34,927
Home Loan Volume by Index
Short-term adjustable-rate loans(4):
Treasury indices	$15,997	$18,967	$18,883	$16,467	$13,440
COFI	195	846	145	167	110
Other	426	57	45	812	218
Total short-term adjustable-rate loans	16,618	19,870	19,073	17,446	13,768
Medium-term adjustable-rate loans(5)	13,409	14,890	12,866	17,536	12,814
Fixed-rate loans	17,723	16,191	15,821	28,170	23,917
Total home loan volume	$47,750	$50,951	$47,760	$63,152	$50,499

Note:  Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of  $563 million, $785 million, $898 million, $689 million and $1.05 billion for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004.

(1)     Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.

(2)     Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)     Includes loan refinancing entered into by both new and pre-existing loan customers.

(4)     Short-term is defined as adjustable-rate loans that reprice within one year or less.

(5)     Medium-term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from
	Dec. 31, 2004	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	to Mar. 31, 2005	2005	2004	2004	2004	2004
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home	$2,453	$112,444	$109,991	$112,230	$106,312	$104,946
Specialty mortgage finance(1)	2,396	21,539	19,143	17,305	16,217	15,437
Total home loans	4,849	133,983	129,134	129,535	122,529	120,383
Home equity loans and lines of credit	2,199	45,849	43,650	40,505	36,077	31,264
Home construction(2)	(174)	2,170	2,344	2,732	2,605	2,370
Multi-family	965	23,247	22,282	21,640	21,156	20,579
Other real estate	(353)	5,311	5,664	6,268	6,513	6,508
Total loans secured by real estate	7,486	210,560	203,074	200,680	188,880	181,104
Consumer	(45)	747	792	831	892	954
Commercial business	(398)	2,807	3,205	4,647	4,771	4,322
Total loans held in portfolio	7,043	214,114	207,071	206,158	194,543	186,380
Less: allowance for loan and lease losses	21	(1,280)	(1,301)	(1,322)	(1,293)	(1,260)
Total net loans held in portfolio	7,064	212,834	205,770	204,836	193,250	185,120
Loans held for sale(3)	(1,546)	41,197	42,743	29,184	27,795	34,207
Total net loans	$5,518	$254,031	$248,513	$234,020	$221,045	$219,327

(1)     Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.

(2)     Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(3)     Fair value of loans held for sale was $41.38 billion, $43.02 billion, $29.32 billion, $27.92 billion and $34.36 billion as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Dec. 31, 2004	Mar. 31,	Coupon	Dec. 31,	Coupon	Mar. 31,	Coupon
	to Mar. 31, 2005	2005	Rate	2004	Rate	2004	Rate
Loans Secured by Real Estate and MBS
Selected loans held in portfolio secured by real estate(1):
Short-term adjustable-rate loans(2):
COFI	$(375)	$7,261	5.05%	$7,636	4.91%	$9,878	4.86%
Treasury indices	3,706	76,846	4.58	73,140	4.25	58,981	3.76
Other	2,281	43,967	5.86	41,686	5.42	30,759	4.78
Total short-term adjustable-rate loans	5,612	128,074	5.05	122,462	4.69	99,618	4.19
Medium-term adjustable-rate loans(3)	1,579	54,157	5.50	52,578	5.40	53,209	5.51
Fixed-rate loans	822	20,848	6.52	20,026	6.56	19,399	6.80
Total loans held in portfolio secured by real estate(4)	8,013	203,079	5.32	195,066	5.07	172,226	4.89
Loans held for sale(5)	(1,596)	41,003	5.11	42,599	4.70	34,023	5.42
Total loans secured by real estate	6,417	244,082	5.28	237,665	5.01	206,249	4.98
MBS(6):
Short-term adjustable-rate MBS(2):
COFI	(552)	3,121	3.93	3,673	3.72	4,964	3.82
Treasury indices	2,117	7,700	3.85	5,583	3.15	4,225	2.50
Other	69	737	5.06	668	5.04	9	3.08
Total short-term adjustable-rate MBS	1,634	11,558	3.95	9,924	3.49	9,198	3.21
Medium-term adjustable-rate MBS(3)	289	991	4.45	702	4.25	-	-
Fixed-rate MBS	(743)	3,185	5.22	3,928	5.32	1,272	6.38
Total MBS(7)	1,180	15,734	4.24	14,554	4.02	10,470	3.60
Total loans secured by real estate and MBS	$7,597	$259,816	5.22	$252,219	4.95	$216,719	4.92

(1)     Includes total home loans, home equity loans and lines of credit and multi-family loans.

(2)     Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(3)     Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.

(4)     At March 31, 2005, December 31, 2004, and March 31, 2004, the adjustable-rate loans with lifetime caps were $179.59 billion, $171.44 billion and $149.33 billion with a lifetime weighted average cap rate of 12.31%, 12.31% and 12.20%.

(5)     Excludes student loans.

(6)     Excludes principal-only strips and interest-only strips.

(7)     At March 31, 2005, December 31, 2004 and March 31, 2004, the adjustable-rate MBS with lifetime caps were $12.47 billion, $10.58 billion and $7.48 billion with a lifetime weighted average cap rate of 10.18%, 10.23% and 11.33%.

Dec. 31, 2004
to Mar. 31, 2005
Rollforward of Loans Held for Sale
Balance, beginning of period	$42,743
Loans originated, purchased and transferred from held in portfolio	37,861
Loans transferred to held in portfolio	(4,631)
Loans sold and other	(34,776)
Balance, end of period	$41,197

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$207,071
Loans originated, purchased and transferred from held for sale	24,493
Loan payments, transferred to held for sale and other	(17,450)
Balance, end of period	$214,114

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$489	$481	$482	$485	$502
Amortization of MSR	(570)	(636)	(589)	(546)	(750)
Net MSR valuation adjustments(1)	539	257	165	(51)	(606)
Other, net(2)	(51)	(62)	(62)	(89)	(66)
Net home loan servicing income (expense)	407	40	(4)	(201)	(920)
Revaluation gain (loss) from derivatives:
MSR risk management(3)	(23)	14	130	(322)	1,108
Loans held for sale risk management(4)	86	28	(23)	142	(66)
Total revaluation gain (loss) from derivatives	63	42	107	(180)	1,042
Net settlement income from certain interest-rate swaps	51	53	126	192	167
Gain from mortgage loans(4)	178	155	210	113	171
Loan related income	74	60	65	76	71
Gain from sale of originated mortgage-backed securities	3	2	-	-	-
Total home loan mortgage banking income	776	352	504	-	531
Impact of other MSR risk management instruments(5):
Gain (loss) from certain available-for-sale securities	(44)	(4)	-	-	5
Revaluation gain (loss) from certain trading securities	(109)	36	45	-	-
Total home loan mortgage banking income, net of other MSR risk management instruments	$623	$384	$549	$-	$536

(1)     Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology.  The Company prospectively applied fair value hedge accounting treatment, as prescribed by Statement of Financial Accounting Standards No. 133, to most of its MSR on April 1, 2004.

(2)     Includes loan pool expense, which represent the shortfall of what is remitted to investors compared to what is collected from the borrowers.

(3)     Represents the change in fair value from certain derivatives that economically hedge the MSR.

(4)     Gain from mortgage loans net of loans held for sale hedging and risk management instruments was a net gain of $257 million, $180 million, $187 million, $252 million and $112 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004.

(5)     Includes only instruments designated for MSR risk management and does not include the effects of instruments held for asset/liability risk management.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Mortgage Servicing Rights (“MSR”) Performance
Statement No. 133 MSR accounting valuation adjustments	$545	$(123)	$(885)	$1,707	$-
Statement No. 133 fair value hedging adjustments	(433)	201	1,316	(1,985)	-
Statement No. 133 ineffectiveness	112	78	431	(278)	-
Change in value of MSR accounted for under lower of cost or market value methodology	427	179	(266)	227	(606)
Net MSR valuation adjustments(1)	539	257	165	(51)	(606)
Amortization of MSR	(570)	(636)	(589)	(546)	(750)
MSR risk management:
Revaluation gain (loss) from derivatives	(23)	14	130	(322)	1,108
Net settlement income from certain interest-rate swaps	58	56	126	195	160
Gain (loss) from certain available-for-sale securities	(44)	(4)	-	-	5
Revaluation gain (loss) from certain trading securities	(109)	36	45	-	-
Net MSR valuation less hedging expense	$(149)	$(277)	$(123)	$(724)	$(83)

(1)     Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology. The Company began applying fair value hedge accounting treatment, as prescribed by Statement No. 133, to most of its MSR on a prospective basis as of April 1, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Rollforward of Mortgage Servicing Rights (“MSR”)(1) (2)
Balance, beginning of period	$5,906	$6,112	$7,501	$5,239	$6,354
Home loans:
Additions	490	372	348	874	241
Amortization	(570)	(636)	(589)	(546)	(750)
(Impairment) reversal	427	179	(266)	227	(606)
Statement No. 133 MSR accounting valuation adjustments	545	(123)	(885)	1,707	-
Net change in commercial real estate MSR	4	2	3	-	-
Balance, end of period(3)	$6,802	$5,906	$6,112	$7,501	$5,239
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$1,981	$2,653	$2,417	$3,035	$2,435
Impairment (reversal)	(427)	(179)	266	(227)	606
Other-than-temporary impairment	(34)	(486)	(22)	(388)	-
Other	(7)	(7)	(8)	(3)	(6)
Balance, end of period	$1,513	$1,981	$2,653	$2,417	$3,035
Rollforward of Loans Serviced for Others
Balance, beginning of period	$540,392	$551,245	$558,388	$559,807	$582,669
Home loans:
Additions	34,533	27,218	29,699	54,201	22,009
Loan payments and other	(32,861)	(38,529)	(37,035)	(56,388)	(46,058)
Net change in commercial real estate loans serviced for others	733	458	193	768	1,187
Balance, end of period	$542,797	$540,392	$551,245	$558,388	$559,807

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Total Servicing Portfolio
Loans serviced for others	$542,797	$540,392	$551,245	$558,388	$559,807
Servicing on retained MBS without MSR	1,702	1,808	2,713	2,938	3,208
Servicing on owned loans	233,738	229,879	217,592	205,714	204,449
Subservicing portfolio	421	461	502	563	1,528
Total servicing portfolio	$778,658	$772,540	$772,052	$767,603	$768,992

	March 31, 2005
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points, annualized)
Loans Serviced for Others by Loan Type
Government	$52,046	47.56
Agency	340,472	30.19
Private	131,415	37.91
Specialty home loans	18,864	50.00
Total loans serviced for others(4)	$542,797	34.41

(1)              Net of valuation allowance.

(2)              MSR as a percentage of loans serviced for others was 1.25%, 1.09%, 1.11%, 1.34% and 0.94% at March 31, 2005, December 31, 2004, September 30, 2004,
June 30, 2004 and March 31, 2004.

(3)              At March 31, 2005, the aggregate MSR fair value was $6.81 billion.

(4)              Weighted average coupon rate (annualized) was 5.83% at March 31, 2005.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2005	2004	2004	2004	2004
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,301	$1,322	$1,293	$1,260	$1,250
Other	-	(20)	-	(3)	-
Provision for loan and lease losses	16	37	56	60	56
	1,317	1,339	1,349	1,317	1,306
Loans charged off:
Loans secured by real estate:
Home	(11)	(9)	(6)	(8)	(16)
Specialty mortgage finance(1)	(10)	(10)	(11)	(9)	(9)
Total home loans charged off	(21)	(19)	(17)	(17)	(25)
Home equity loans and lines of credit	(5)	(3)	(6)	(5)	(7)
Home construction(2)	-	(1)	-	-	(1)
Multi-family	-	(2)	-	-	-
Other real estate	(1)	(1)	(1)	(1)	(8)
Total loans secured by real estate	(27)	(26)	(24)	(23)	(41)
Consumer	(13)	(17)	(11)	(11)	(14)
Commercial business	(6)	(8)	(4)	(4)	(6)
Total loans charged off	(46)	(51)	(39)	(38)	(61)
Recoveries of loans previously charged off:
Loans secured by real estate:
Specialty mortgage finance(1)	1	1	1	1	1
Home equity loans and lines of credit	-	2	-	1	1
Multi-family	-	-	1	-	2
Other real estate	1	2	2	4	2
Total loans secured by real estate	2	5	4	6	6
Consumer	5	4	5	5	5
Commercial business	2	4	3	3	4
Total recoveries of loans previously charged off	9	13	12	14	15
Net charge-offs	(37)	(38)	(27)	(24)	(46)
Balance, end of quarter	$1,280	$1,301	$1,322	$1,293	$1,260

Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.07%	0.07%	0.05%	0.05%	0.10%
Allowance as a percentage of total loans held in portfolio	0.60	0.63	0.64	0.66	0.68

(1)     Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.

(2)     Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Mar. 31, 2005	Dec. 31, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$495	$542	$538	$535	$622
Specialty mortgage finance(2)	734	674	608	585	615
Total home nonaccrual loans	1,229	1,216	1,146	1,120	1,237
Home equity loans and lines of credit	74	66	50	48	45
Home construction(3)	25	28	31	24	31
Multi-family	15	12	23	20	23
Other real estate	159	162	173	133	153
Total nonaccrual loans secured by real estate	1,502	1,484	1,423	1,345	1,489
Consumer	8	9	11	9	7
Commercial business	59	41	37	42	46
Total nonaccrual loans held in portfolio	1,569	1,534	1,471	1,396	1,542
Foreclosed assets	264	261	281	286	307
Total nonperforming assets	$1,833	$1,795	$1,752	$1,682	$1,849
As a percentage of total assets	0.57%	0.58%	0.61%	0.60%	0.66%
Restructured loans	$27	$34	$38	$79	$107
Total nonperforming assets and restructured loans	$1,860	$1,829	$1,790	$1,761	$1,956

(1)

Excludes nonaccrual loans held for sale of $112 million at March 31, 2005. Prior periods also reflect the exclusion of nonaccrual loans held for sale of $76 million, $84 million, $99 million and $135 million at December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004. Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)	Represents purchased subprime loan portfolios and certain mortgages originated by Long Beach Mortgage Company.
(3)

Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.